Exhibit 21
Community Health Systems, Inc.
SUBSIDIARY LISTING
(*) Majority position held in an entity with physicians, non-profit entities or both
(#) Minority position held in a non-consolidating entity

5300 Grand Limited Partnership
A Woman’s Place, LLC
Abilene Hospital, LLC
Abilene Merger, LLC
Affinity Health Systems, LLC*
Affinity Hospital, LLC*	d/b/a Trinity Medical Center
Affinity Orthopedic Services, LLC
Affinity Physician Services, LLC
Aiken Home Care Services, LLC
Alaska Physician Services, LLC
Alice Hospital, LLC
Alice Surgeons, LLC
Ambulance Services of Dyersburg, Inc.
Ambulance Services of Forrest City, LLC
Ambulance Services of Lexington, Inc.
Ambulance Services of McKenzie, Inc.
Ambulance Services of McNairy, Inc.
Ambulance Services of Tooele, LLC
American Health Facilities Development, LLC
Anesthesiology Group of Hattiesburg, LLC
Angelo Community Healthcare Services, Inc.
Anna Clinic Corp.
Anna Home Care Services, LLC
Anna Hospital Corporation	d/b/a Union County Hospital
APS Medical, LLC
Arizona ASC Management, Inc.
Arizona DH, LLC
Arizona Medco, LLC
Arkansas Healthcare System Limited Partnership#
ARMC, LP	d/b/a Abilene Regional Medical Center
Arusha LLC*
Augusta Health System, LLC*
Augusta Home Care Services, LLC
Augusta Hospital, LLC*	d/b/a Trinity Hospital of Augusta
Augusta Physician Services, LLC
Barberton Health System, LLC
Barberton Physician Services, LLC
Barstow Healthcare Management, Inc.
Beauco, LLC

Beaumont Medical Center, L.P.
Beaumont Regional, LLC
Berwick Clinic Company, LLC
Berwick Clinic Corp.
Berwick Home Care Services, LLC
Berwick Home Health Private Care, Inc.
Berwick Hospital Company, LLC	d/b/a Berwick Hospital Center
Berwick Medical Professionals, P.C.
BH Trans Company, LLC
Big Bend Home Care Services, LLC
Big Bend Hospital Corporation	d/b/a Big Bend Regional Medical Center
Big Spring Hospital Corporation	d/b/a Scenic Mountain Medical Center
Birmingham Holdings, LLC
Birmingham Holdings II, LLC
Blue Ridge Georgia Hospital Company, LLC*	d/b/a Fannin Regional Hospital
Bluffton Health System, LLC	d/b/a Bluffton Regional Medical Center
Bluffton Physician Services, LLC
Brandywine Hospital Malpractice Assistance Fund, Inc.
Brazos Valley of Texas, L.P.
Brazos Valley Surgical Center, LLC
Broken Arrow Medical Group, LLC
Brownsville Clinic Corp.
Brownsville Hospital Corporation	d/b/a Haywood Park Community Hospital
Brownwood Hospital, L.P.	d/b/a Brownwood Regional Medical Center
Brownwood Medical Center, LLC
Bullhead City Clinic Corp.
Bullhead City Hospital Corporation*	d/b/a Western Arizona Regional Medical Center
Bullhead City Hospital Investment Corporation*
Bullhead City Imaging Corporation
Byrd Medical Clinic, Inc.
Carlsbad Medical Center, LLC	d/b/a Carlsbad Medical Center
Carolina Surgery Center, LLC*
Carolinas Medical Alliance, Inc.
Carolinas OB/GYN Medical Group, LLC
Cedar Park Health System, L.P.*	d/b/a Cedar Park Regional Medical Center
Center for Adult Healthcare, LLC
Central Alabama Physician Services, Inc.
Centre Clinic Corp.
Centre Home Care Corporation
Centre Hospital Corporation	d/b/a Cherokee Medical Center
Centre RHC Corp.
Chesterfield Clinic Corp.
Chesterfield/Marlboro, L.P.	d/b/a Marlboro Park Hospital; Chesterfield General Hospital
Chestnut Hill Clinic Company, LLC*

Chestnut Hill Health System, LLC*
CHHS ALF Company, LLC*
CHHS Development Company, LLC*
CHHS Holdings, LLC
CHHS Hospital Company, LLC*	d/b/a Chestnut Hill Hospital
CHHS Rehab Company, LLC*
Children’s Mobile Team#
CHS Kentucky Holdings, LLC
CHS Pennsylvania Holdings, LLC
CHS Realty Holdings I, Inc.
CHS Realty Holdings II, Inc.
CHS Realty Holdings Joint Venture
CHS Utah Holdings, LLC
CHS Virginia Holdings, LLC
CHS Washington Holdings, LLC
CHS/Community Health Systems, Inc.
CHSPSC Leasing, Inc.
Claremore Anesthesia, LLC
Claremore Diagnostic Center, LLC
Claremore Internal Medicine, LLC
Claremore Physicians, LLC
Claremore Regional Hospital, LLC	d/b/a Claremore Regional Hospital
Clarksville Health System, G.P.*	d/b/a Gateway Health System
Clarksville Holdings, LLC
Clarksville Home Care Services, LLC*
Clarksville Imaging Center, LLC#
Clarksville Physician Services, G.P.*
Cleveland Clinic Corp.
Cleveland Home Care Services, LLC
Cleveland Hospital Corporation
Cleveland Medical Clinic, Inc.
Cleveland PHO, Inc.
Cleveland Regional Medical Center, L.P.	d/b/a Cleveland Regional Medical Center
Cleveland Tennessee Hospital Company, LLC	d/b/a SkyRidge Medical Center
Clinton County Health System, LLC
Clinton Hospital Corporation	d/b/a Lock Haven Hospital
Coatesville Clinic Company, LLC
Coatesville Hospital Corporation	d/b/a Brandywine Hospital
C-OK, LLC
College Station Hospital, L.P.	d/b/a College Station Medical Center
College Station Medical Center, LLC
College Station Merger, LLC
College Station RHC Company, LLC
Colonial Heights Imaging, LLC
Community GP Corp.

Community Health Care Partners, Inc.
Community Health Investment Company, LLC
Community Health Network, Inc.
Community Health Physicians Operations Holding Company, LLC
Community Health Systems Foundation
Community Health Systems Professional Services Corporation
Community Health Systems, Inc.
Community Health United Home Care, LLC
Community Information Network, Inc.#
Community Insurance Group SPC, LTD.
Community LP Corp.
Community Residential Unit#
Consolidated Hospital Laundry Services, Inc.#
Conygham Care Center#
Coronado Hospital, LLC
Coronado Medical, LLC
Cottage Home Options, L.L.C.
Cottage Rehabilitation and Sports Medicine, L.L.C.#
Coventry Clinic Company, LLC
CP Hospital GP, LLC
CPLP, LLC
Crestview Hospital Corporation*	d/b/a North Okaloosa Medical Center
Crestview Professional Condominiums Association, Inc.*
Crestview Surgery Center, L.P.
Crestwood Healthcare, L.P.*	d/b/a Crestwood Medical Center
Crestwood Hospital LP, LLC
Crestwood Hospital, LLC
Crestwood Surgery Center, LLC*
Crossroads Community Hospital Malpractice Assistance Fund, Inc.
Crossroads Healthcare Management, LLC#
Crossroads Home Care Services, LLC
Crossroads Physician Corp.
CSMC, LLC
CSRA Holdings, LLC
Dallas Phy Service, LLC
Dallas Physician Practice, L.P.
Day Surgery, Inc.
Deaconess Clinical Associates, Inc.
Deaconess Health System, LLC*	d/b/a Deaconess Hospital (OK)
Deaconess Holdings, LLC
Deaconess Hospital Holdings, LLC
Deaconess Metropolitan Physicians, LLC
Deaconess Physician Services, LLC
Deaconess Portland MOB Limited Partnership#
Deming Clinic Corporation

Deming Home Care Services, LLC
Deming Hospital Corporation	d/b/a Mimbres Memorial Hospital
Desert Hospital Holdings, LLC
Detar Hospital, LLC
DFW Physerv, LLC
DH Cardiology, LLC
DHFW Holdings, LLC
DHSC, LLC	d/b/a Affinity Medical Center — Massillon
Diagnostic Imaging Management of Brandywine Valley, LLC
Doctors Hospital Physician Services, LLC
Doctors of Laredo, LLC
Douglas Medical Center, LLC
Dukes Health System, LLC	d/b/a Dukes Memorial Hospital
Dukes Physician Services, LLC
Dupont Hospital, LLC*	d/b/a Dupont Hospital
Dyersburg Clinic Corp.
Dyersburg Home Care Services, LLC
Dyersburg Hospital Corporation	d/b/a Dyersburg Regional Medical Center
E.D. Clinics, LLC
East Tennessee Clinic Corp.
East Tennessee Health Systems, Inc.
Easton Hospital Malpractice Assistance Fund, Inc.
Edge Medical Clinic, Inc.
Edwardsville Ambulatory Surgery Center, L.L.C.
El Dorado Home Care Services, LLC
El Dorado Surgery Center, L.P.*
EL MED, LLC
Eligibility Screening Services, LLC
Empire Health Services
Emporia Clinic Corp.
Emporia Home Care Services, LLC
Emporia Hospital Corporation	d/b/a Southern Virginia Regional Medical Center
Enterprise Clinic, LLC
Eufaula Clinic Corp.
Eufaula Hospital Corporation
Evanston Clinic Corp.
Evanston Hospital Corporation	d/b/a Evanston Regional Hospital
Fallbrook Home Care Services, LLC
Fallbrook Hospital Corporation	d/b/a Fallbrook Hospital
Family Home Care, Inc.
Fannin Regional Orthopaedic Center, Inc.
Firstcare, Inc.#
First Choice Health Network, Inc.#
Florence ASC Management, LLC
Florence Home Care Services, LLC

Flowers Real Estate Holdings, LLC
Foley Clinic Corp.
Foley Home Health Corporation
Foley Hospital Corporation	d/b/a South Baldwin Regional Medical Center
Forrest City Arkansas Hospital Company, LLC	d/b/a Forrest City Medical Center
Forrest City Clinic Company, LLC
Forrest City Hospital Corporation
Fort Payne Clinic Corp.
Fort Payne Home Care Corporation
Fort Payne Hospital Corporation	d/b/a DeKalb Regional Medical Center
Fort Payne RHC Corp.
Frankfort Health Partner, Inc.
Franklin Clinic Corp.
Franklin Home Care Services, LLC
Franklin Hospital Corporation	d/b/a Southampton Memorial Hospital
Fulton Home Care Services, LLC
Gadsden Home Care Services, LLC
Gadsden Regional Medical Center, LLC	d/b/a Gadsden Regional Medical Center
Gadsden Regional Physician Group Practice, LLC
Gadsden Regional Primary Care, LLC
Galesburg Home Care Corporation
Galesburg Hospital Corporation	d/b/a Galesburg Cottage Hospital
Galesburg In-Home Assistance, Inc.
Galesburg Professional Services, LLC
Gateway Malpractice Assistance Fund, Inc.
Gateway Medical Services, Inc.
GCMC, LLC
GH Texas, LLC
Granbury Hospital Corporation	d/b/a Lake Granbury Medical Center
Granbury Texas Hospital Investment Corporation
Granite City ASC Investment Company, LLC
Granite City Clinic Corp.
Granite City Home Care Services, LLC
Granite City Hospital Corporation
Granite City Illinois Hospital Company, LLC	d/b/a Gateway Regional Medical Center
Granite City Orthopedic Physicians Company, LLC
Granite City Physicians Corp.
GRB Real Estate, LLC
Great Plains Medical Foundation
Greenbrier Valley Anesthesia, LLC
Greenbrier Valley Emergency Physicians, LLC
Greenbrier VMC, LLC*	d/b/a Greenbrier Valley Medical Center
Greenville Clinic Corp.
Greenville Hospital Corporation	d/b/a L. V. Stabler Memorial Hospital
GRMC Holdings, LLC

Gulf Coast Hospital, L.P.
Gulf Coast Medical Center, LLC
Hallmark Healthcare Company, LLC
Harris Managed Services, Inc.
Harris Medical Clinics, Inc.
Hattiesburg ASC-GP, LLC
Hattiesburg Home Care Services, LLC
Haven Clinton Medical Associates, LLC
HDP Woodland Heights, L.P.
HDP Woodland Property, LLC
HDPWH, LLC
Healthcare Group, LLC#
Healthcare of Forsyth County, Inc.
HealthTrust Purchasing Group, L.P.#
Healthwest Holdings, Inc.
Heartland Malpractice Assistance Fund, Inc.
Heartland Regional Health System, LLC
Heartland Rural Healthcare, LLC
Heck, Mourning, Smith & Barnes Partnership#
Hefner Pointe Medical Associates, LLC#
HEH Corporation
Helena Home Care Services, LLC
Hidden Valley Medical Center, Inc.
Highland Health Systems, Inc.
Hill Regional Clinic Corp.
Hill Regional Medical Group
Hobbs Medco, LLC
Hobbs Physician Practice, LLC
Hood Medical Group
Hood Medical Services, Inc.
Hospital of Barstow, Inc.	d/b/a Barstow Community Hospital
Hospital of Fulton, Inc.	d/b/a Parkway Regional Hospital
Hospital of Louisa, Inc.	d/b/a Three Rivers Medical Center
Hospital of Morristown, Inc.	d/b/a Lakeway Regional Hospital
Hot Springs Outpatient Surgery Center, G.P.
HTI Tucson Rehabilitation, Inc.
Humble Texas Home Care Corporation
Huntington Associates
INACTCO, Inc.
In-Home Assistance, L.L.C.
In-Home Medical Equipment Supplies and Services, Inc.
Inland Empire Hospital Services Association#
Inland Northwest Genetics Clinic#
Inland Northwest Health Services#
Innovative Recoveries, LLC

IOM Health System, L.P.	d/b/a Lutheran Hospital of Indiana
Jackson Home Care Services, LLC
Jackson Hospital Corporation	d/b/a Kentucky River Medical Center
Jackson Hospital Corporation
Jackson Physician Corp.
Jackson, Tennessee Hospital Company, LLC	d/b/a Regional Hospital of Jackson
Jennersville Family Medicine, LLC
Jennersville Regional Hospital Malpractice Assistance Fund, Inc.
Jonesboro Real Property, LLC
Jourdanton Home Care Services, LLC
Jourdanton Hospital Corporation	d/b/a South Texas Regional Medical Center
Kay County Clinic Company, LLC
Kay County Hospital Corporation
Kay County Oklahoma Hospital Company, LLC	d/b/a Ponca City Medical Center
Kentucky River HBP, LLC
Kentucky River Physician Corporation
King’s Daughters Malpractice Assistance Fund, Inc.
Kirksville Academic Medicine, LLC
Kirksville Clinic Corp.
Kirksville Home Care Services, LLC
Kirksville Hospital Company, LLC
Kirksville Missouri Hospital Company, LLC*	d/b/a Northeast Regional Medical Center
Kirksville Physical Therapy Services, LLC
Knox Clinic Corp.
Kosciusko Medical Group, LLC
Lake Area Physician Services, LLC
Lake Area Surgicare, A Partnership in Commendam*
Lake Wales Clinic Corp.
Lake Wales Hospital Corporation*	d/b/a Lake Wales Medical Center
Lake Wales Hospital Investment Corporation*
Lakeway Hospital Corporation
Lancaster Clinic Corp.
Lancaster Home Care Services, LLC
Lancaster Hospital Corporation	d/b/a Springs Memorial Hospital
Lancaster Imaging Center, LLC*
Laredo Hospital, L.P.
Laredo Texas Hospital Company, L.P.*	d/b/a Laredo Medical Center
Las Cruces ASC-GP, LLC
Las Cruces Medical Center, LLC	d/b/a Mountain View Regional Medical Center
Las Cruces Physician Services, LLC
Las Cruces Surgery Center, L.P.*
Lea Regional Hospital, LLC	d/b/a Lea Regional Medical Center
Leesville Surgery Center, LLC*
Lexington Clinic Corp.
Lexington Family Physicians, LLC

Lexington Home Care Services, LLC
Lexington Hospital Corporation	d/b/a Henderson County Community Hospital
Lindenhurst Illinois Hospital Company, LLC
Lithotripsy Providers of Alabama, LLC#
Lock Haven Clinic Company, LLC
Lock Haven Home Care Services, LLC
Lock Haven Medical Professionals, P.C.
Logan Hospital Corporation
Logan, West Virginia Hospital Company, LLC
Longview Medical Center, L.P.*	d/b/a Longview Regional Medical Center
Longview Merger, LLC
Louisa Home Care Services, LLC
LRH, LLC
LS Psychiatric, LLC
Lutheran Health Network CBO, LLC
Lutheran Health Network Investors, LLC*
Lutheran Health Network of Indiana, LLC
Lutheran Heart Alliance, LLC#
Lutheran Medical Group, LLC
Lutheran Medical Office Park Property Owners Association, Inc.#
Lutheran Medical Office Park Phase II Property Owners Association, Inc. #
Lutheran Musculoskeletal Center, LLC*
Lutheran/TRMA Network, LLC#
Macon Healthcare, LLC#
Madison Clinic Corp.
Madison Hospital, LLC
Marion Hospital Corporation	d/b/a Heartland Regional Medical Center
Marlboro Clinic Corp.
Martin Clinic Corp.
Martin Hospital Corporation	d/b/a Volunteer Community Hospital
Mary Black Health System LLC*	d/b/a Mary Black Memorial Hospital
Mary Black Medical Office Building Limited Partnership
Mary Black MOB II, L.P.
Mary Black Physician Services, LLC
Mary Black Physicians Group, LLC
Massillon Community Health System, LLC
Massillon Health System, LLC
Massillon Holdings, LLC
Mat-Su Regional ASC GP, LLC
Mat-Su Regional Surgery Center, L.P.
Mat-Su Valley II, LLC*
Mat-Su Valley III, LLC*
Mat-Su Valley Medical Center, LLC*	d/b/a Mat-Su Regional Medical Center
MCI Panhandle Surgical, L.P.

McKenzie Clinic Corp.
McKenzie Physician Services, LLC
McKenzie Tennessee Hospital Company, LLC	d/b/a McKenzie Regional Hospital
McKenzie-Willamette Regional Medical Center Associates, LLC*	d/b/a McKenzie-Willamette Medical Center
McNairy Clinic Corp.
McNairy Hospital Corporation	d/b/a McNairy Regional Hospital
MCSA, L.L.C.
Med-100 Transitional Limited Partnership#
Medical Center at Terrell, LLC
Medical Center of Brownwood, LLC
Medical Center of Sherman, LLC
Medical Diagnostic Center Associates, LP#
Medical Holdings, Inc.
MEDSTAT, LLC
Memorial Hospital of Salem Malpractice Assistance Fund, Inc.
Memorial Hospital, LLC
Memorial Management, Inc.
Merger Legacy Holdings, LLC
Mesa View Physical Rehabilitation, LLC#
Mesa View PT, LLC
Mesquite Clinic Management Company, LLC
MHS Ambulatory Surgery Center, Inc.
Mid-America Health Partners, Inc.#
Mid-Plains, LLC
Minot Health Services, Inc.
Mission Bay Memorial Hospital, LLC
MMC of Nevada, LLC	d/b/a Mesa View Regional Hospital
Moberly HBP Medical Group, LLC
Moberly Hospital Company, LLC	d/b/a Moberly Regional Medical Center
Moberly Medical Clinics, Inc.
Moberly Physicians Corp.
Mohave Imaging Center, LLC
Morristown Clinic Corp.
Morristown Professional Centers, Inc.
Morristown Surgery Center, LLC
MWMC Holdings, LLC
National Healthcare of England Arkansas, Inc.
National Healthcare of Holmes County, Inc.
National Healthcare of Leesville, Inc.	d/b/a Byrd Regional Hospital
National Healthcare of Mt. Vernon, Inc.	d/b/a Crossroads Community Hospital
National Healthcare of Newport, Inc.	d/b/a Harris Hospital
Navarro Hospital, L.P.	d/b/a Navarro Regional Hospital
Navarro Regional, LLC
NC-CSH, Inc.
NC-DSH, LLC

NeuroSpine-Pain Surgery Center, LLC#
Newport Home Care Services, LLC
NHCI of Hillsboro, Inc.	d/b/a Hill Regional Hospital
North Okaloosa Clinic Corp.
North Okaloosa Home Health Corp.
North Okaloosa Medical Corp.*
North Okaloosa Surgery Venture Corp.
Northampton Clinic Company, LLC
Northampton Home Care, LLC
Northampton Hospital Company, LLC	d/b/a Easton Hospital
Northampton Physician Services Corp.
Northampton Urgent Care, LLC
Northeast Medical Center, L.P.
Northern Indiana Oncology Center of Porter Memorial Hospital, LLC*
Northwest Allied Physicians, LLC
Northwest Arkansas Employees, LLC
Northwest Arkansas Hospitals, LLC*	d/b/a Northwest Medical Center — Bentonville; Northwest Medical Center — Springdale; Willow Creek Women’s Hospital
Northwest Benton County Physician Services, LLC
Northwest Hospital, LLC	d/b/a Northwest Medical Center
Northwest Indiana Health System, LLC*
Northwest Marana Hospital, LLC
Northwest Medical Center CT/MRI at Marana, LLC#
Northwest Physicians, LLC
Northwest Rancho Vistoso Imaging Services, LLC
Northwest Tucson ASC-GP, LLC
Northwest Tucson Surgery Center, L.P.*
NOV Holdings, LLC
NRH, LLC
Oak Hill Clinic Corp.
Oak Hill Hospital Corporation	d/b/a Plateau Medical Center
Ohio Sleep Disorders Centers, LLC#
Oklahoma City ASC-GP, LLC
Oklahoma City Home Care Services, LLC
Oklahoma City Surgery Center, L.P.
Olive Branch Clinic Corp.
Olive Branch Hospital, Inc.
Palm Drive Medical Center, LLC
Palmer-Wasilla Health System, LLC
Palmetto Women’s Care, LLC
Pampa Hospital, L.P.
Pampa Medical Center, LLC
Palm Drive Medical Center, LLC

Palmer-Wasilla Health System, LLC
Palmetto Women’s Care, LLC
Pampa Hospital, L.P.
Pampa Medical Center, LLC
Panhandle Medical Center, LLC
Panhandle Property, LLC
Panhandle Surgical Hospital, L.P.
Panhandle, LLC
Parkway Regional Medical Clinic, Inc.
Payson Healthcare Management, Inc.
Payson Home Care Services, LLC
Payson Hospital Corporation	d/b/a Payson Regional Medical Center
PDMC, LLC
Pecos Valley of New Mexico, LLC
Peerless Healthcare, LLC
Pennsylvania Hospital Company, LLC
Pennsylvania Medical Professionals, P.C.
Petersburg Clinic Company, LLC
Petersburg Home Care Services, LLC
Petersburg Hospital Company, LLC*	d/b/a Southside Regional Medical Center
Phillips & Coker OB-GYN, LLC
Phillips Clinic Corp.
Phillips Hospital Corporation	d/b/a Helena Regional Medical Center
Phoenix Surgical, LLC
Phoenixville Clinic Company, LLC
Phoenixville Hospital Company, LLC	d/b/a Phoenixville Hospital
Phoenixville Hospital Malpractice Assistance Fund, Inc.
Physician Practice Support, Inc.
Physicians and Surgeons Hospital of Alice, L.P.
Physicians’ Surgery Center of Florence, LLC
Piney Woods Healthcare System, L.P.*	d/b/a Woodland Heights Medical Center
Plymouth Hospital Corporation
Polk Medical Services, Inc.
Ponca City Home Care Services, Inc.
Porter County Endoscopy Center, LLC#
Porter Health Services, LLC
Porter Hospital, LLC*	d/b/a Porter Hospital
Porter Physician Services, LLC
Pottstown Clinic Company, LLC
Pottstown Home Care Services, LLC
Pottstown Hospital Company, LLC	d/b/a Pottstown Memorial Medical Center
Pottstown Hospital Corporation
Pottstown Imaging Company, LLC
Pottstown Memorial Malpractice Assistance Fund, Inc.
PremierCare of Arkansas, LLC#

PremierCare of Northwest Arkansas, LLC*
Premier Care Super PHO, LLC
Procure Solutions, LLC
Professional Account Services Inc.
QHG Georgia Holdings, Inc.
QHG Georgia Holdings II, LLC
QHG Georgia, L.P.
QHG of Barberton, Inc.
QHG of Bluffton Company, LLC
QHG of Clinton County, Inc.
QHG of Enterprise, Inc.	d/b/a Medical Center Enterprise
QHG of Forrest County, Inc.
QHG of Fort Wayne Company, LLC
QHG of Hattiesburg, Inc.
QHG of Kenmare, Inc.
QHG of Lake City, Inc.
QHG of Massillon, Inc.
QHG of Minot, Inc.
QHG of Ohio, Inc.
QHG of South Carolina, Inc.	d/b/a Carolinas Hospital System
QHG of Spartanburg, Inc.
QHG of Springdale, Inc.
QHG of Texas, Inc.
QHG of Warsaw Company, LLC
QHR Intensive Resources, LLC
QHR International, LLC
Quorum ELF, Inc.
Quorum Health Resources, LLC
Quorum Health Resources Equity Management Solutions, LLC
Quorum Health Services, Inc.
Red Bud Clinic Corp.
Red Bud Home Care Services, LLC
Red Bud Hospital Corporation
Red Bud Illinois Hospital Company, LLC	d/b/a Red Bud Regional Hospital
Red Bud Physician Group, LLC
Regional Cancer Treatment Center, Ltd.#
Regional Employee Assistance Program
Regional Hospital of Longview, LLC
Rehab Hospital of Fort Wayne General Partnership
River Region Medical Corporation
River to River Heart Group, LLC
Riverside MSO, LLC#
Rockwood Clinic, P.S.*
Rockwood Clinic Real Estate Holdings, LLC
Ronceverte Physician Group, LLC

Roswell Clinic Corp.
Roswell Community Hospital Investment Corporation
Roswell Hospital Corporation	d/b/a Eastern New Mexico Medical Center
Russell County Clinic Corp.
Russell County Medical Center, Inc.
Ruston Clinic Company, LLC
Ruston Hospital Corporation
Ruston Louisiana Hospital Company, LLC	d/b/a Northern Louisiana Medical Center
SACMC, LLC
Salem Clinic Corp.
Salem Home Care Services, LLC
Salem Hospital Corporation	d/b/a The Memorial Hospital of Salem County
Salem Medical Professionals, P.C.
Samaritan Surgicenters of Arizona II, LLC
San Angelo Ambulatory Surgery Center, Ltd.#
San Angelo Community Medical Center, LLC
San Angelo Hospital, L.P.#	d/b/a San Angelo Community Medical Center
San Angelo Medical, LLC
San Diego Hospital, L.P.
San Leandro, LLC
San Leandro Hospital, L.P.
San Leandro Medical Center, LLC
San Leandro Surgery Center, Ltd.#
San Miguel Clinic Corp.
San Miguel Hospital Corporation	d/b/a Alta Vista Regional Hospital
Scenic Managed Services, Inc.
Schuylkill Internal Medicine Associates, LLC
SDH, LLC
Sebastopol, LLC
Senior Circle Association
Shelby Alabama Real Estate, LLC
Shelbyville Clinic Corp.
Shelbyville Home Care Services, LLC
Shelbyville Hospital Corporation	d/b/a Heritage Medical Center
Sherman Hospital, L.P.
Sherman Medical Center, LLC
Siloam Springs Arkansas Hospital Company, LLC	d/b/a Siloam Springs Memorial Hospital
Siloam Springs Clinic Company, LLC
Siloam Springs Holdings, LLC
Silsbee Doctors Hospital, L.P.
Silsbee Medical Center, LLC
Silsbee Texas, LLC
Silver Creek MRI, LLC*
SJ Home Care, LLC
SkyRidge Clinical Associates, LLC

SLH, LLC
SMMC Medical Group
Software Sales Corp.
South Alabama Managed Care Contracting, Inc.
South Alabama Medical Management Services, Inc.
South Alabama Physician Services, Inc.
South Arkansas Clinic, LLC
South Arkansas Physician Services, LLC
South Tulsa Medical Group, LLC
SouthCrest Anesthesia Group, LLC
SouthCrest Medical Group, LLC
SouthCrest Surgery Center, L.P.*
SouthCrest, L.L.C.	d/b/a SouthCrest Hospital
Southeast Alabama Maternity Center, LLC#
Southern Chester County Medical Building I#
Southern Chester County Medical Building II#
Southern Illinois Medical Care Associates, LLC
Southern Texas Medical Center, LLC
Southside Physician Network, LLC
Spheris Holding III, Inc.#
Spokane Valley Washington Hospital Company, LLC	d/b/a Valley Hospital and Medical Center
Spokane Washington Hospital Company, LLC	d/b/a Deaconess Medical Center
Springdale Home Care Services, LLC
Springfield Oregon Holdings, LLC
Sprocket Medical Management, LLC
St. Joseph Health System, LLC	d/b/a St. Joseph Health System
St. Joseph Medical Group, Inc.
StrokeCareNow, LLC#
Summerlin Hospital Medical Center, LLC#
Summit Surgical Suites, LLC#
Sunbury Clinic Company, LLC
Sunbury Hospital Company, LLC*	d/b/a Sunbury Community Hospital
Surgical Center of Amarillo, LLC
Surgical Center of Carlsbad, LLC
Surgicare of Independence, Inc.
Surgicare of San Leandro, Inc.
Surgicare of Sherman, Inc.
Surgicare of Victoria, Inc.
Surgicare of Victoria, Ltd.
Surgicare Outpatient Center of Lake Charles, Inc.
Surgicenter of Johnson County, Inc.
Surgicenters of America, Inc.
Tennyson Holdings, LLC
Terrell Hospital, L.P.
Terrell Medical Center, LLC

The Surgery Center of Salem County, L.L.C.*
The Vicksburg Clinic, LLC
Three Rivers Medical Clinics, Inc.
Timberland Medical Group
Tooele Clinic Corp.
Tooele Home Care Services, LLC
Tooele Hospital Corporation	d/b/a Mountain West Medical Center
Triad Corporate Services, Limited Partnership
Triad CSGP, LLC
Triad CSLP, LLC
Triad Healthcare Corporation
Triad Healthcare System of Phoenix, L.P.
Triad Holdings III, LLC
Triad Holdings IV, LLC
Triad Holdings V, LLC
Triad Holdings VI, Inc.
Triad Indiana Holdings, LLC
Triad Nevada Holdings, LLC
Triad of Alabama, LLC	d/b/a Flowers Hospital
Triad of Arizona (L.P.), Inc.
Triad of Oregon, LLC
Triad of Phoenix, Inc.
Triad RC, Inc.
Triad Texas, LLC
Triad-Arizona I, Inc.
Triad-ARMC, LLC
Triad-Denton Hospital GP, LLC
Triad-Denton Hospital, L.P.
Triad-El Dorado, Inc.
Triad-Medical Center at Terrell Subsidiary, LLC
Triad-Navarro Regional Hospital Subsidiary, LLC
Triad-South Tulsa Hospital Company, Inc.
Triad-Willow Creek, LLC
Tri-Irish, Inc.
Tri-World, LLC
TROSCO, LLC
Troy Hospital Corporation
Tuscora Park Medical Specialists, LLC
Valley Advanced Imaging, LLC#
Valley Advanced MRI, LLC#
Valley Health System, LLC#
Vanderbilt-Gateway Cancer Center, G.P.#
VHC Holdings, LLC
VHC Medical, LLC
Vicksburg Healthcare, LLC	d/b/a River Region Medical Center

Vicksburg Surgical Center, LLC
Victoria Hospital, LLC
Victoria of Texas, L.P.	d/b/a DeTar Hospital Navarro; DeTar Hospital North
Victoria Texas Home Care Services, LLC
Village Medical Center Associates, LLC
Virginia Hospital Company, LLC
WA-SPOK DH CRNA, LLC
WA-SPOK DH Urgent Care, LLC
WA-SPOK Kidney Care, LLC
WA-SPOK Medical Care, LLC
WA-SPOK Primary Care, LLC
WA-SPOK Pulmonary & Critical Care, LLC
WA-SPOK VH CRNA, LLC
WA-SPOK VH Urgent Care, LLC
WAMC, LLC
Warsaw Health System, LLC*	d/b/a Kosciusko Community Hospital
Washington Clinic Corp.
Washington Hospital Corporation
Washington Physician Corp.
Watsonville Hospital Corporation	d/b/a Watsonville Community Hospital
Waukegan Clinic Corp.
Waukegan Hospice Corp.
Waukegan Hospital Corporation
Waukegan Illinois Hospital Company, LLC	d/b/a Vista Medical Center East; Vista Medical Center West
Weatherford Home Care Services, LLC
Weatherford Hospital Corporation
Weatherford Texas Hospital Company, LLC	d/b/a Weatherford Regional Medical Center
Webb County Texas Home Care Services, LLC
Webb Hospital Corporation
Webb Hospital Holdings, LLC
Wesley Health System, LLC	d/b/a Wesley Medical Center
Wesley HealthTrust, Inc.
Wesley Physician Services, LLC
West Anaheim Hospital, L.P.
West Anaheim Medical Center, LLC
West Anaheim, LLC
West Grove Clinic Company, LLC
West Grove Family Practice, LLC
West Grove Home Care, LLC
West Grove Hospital Company, LLC	d/b/a Jennersville Regional Hospital
West Virginia MS, LLC
Western Arizona Regional Home Health and Hospice, Inc.
Western Illinois Kidney Center, L.L.C.#
Wharton Medco, LLC

WHMC, LLC
Wichita Falls Texas Home Care Corporation
Wichita Falls Texas Private Duty Corporation
Wilkes-Barre Academic Medicine, LLC
Wilkes-Barre ASC, L.P.*
Wilkes-Barre ACC Management, L.L.C.*
Wilkes-Barre Behavioral Hospital Company, LLC
Wilkes-Barre Behavioral Ventures, LLC
Wilkes-Barre Holdings, LLC
Wilkes-Barre Home Care Services, LLC
Wilkes-Barre Hospital Company, LLC	d/b/a Wilkes-Barre General Hospital
Wilkes-Barre Personal Care Services, LLC
Wilkes-Barre Skilled Nursing Services, LLC
Willamette Community Medical Group, LLC
Williamston Clinic Corp.
Williamston Hospital Corporation	d/b/a Martin General Hospital
Women & Children’s Hospital, LLC	d/b/a Women & Children’s Hospital
Women’s Health Care Associates of Phoenixville, LLC
Woodland Heights Medical Center, LLC
Woodward Clinic Company, LLC
Woodward Health System, LLC	d/b/a Woodward Hospital
Woodward Home Care Services, LLC